IROQUOIS PIPELINE OPERATING COMPANY

                             PERFORMANCE SHARE PLAN


Iroquois Pipeline Operating Company hereby establishes a Performance Share Plan for the benefit of its executive officers and certain key employees. This Plan is effective as of January 1, 1999.


1.       PURPOSE

         The purpose of the Plan is to attract, retain and motivate executives and key employees of the Company and its subsidiaries by providing such executives and key employees with financial incentives based upon the long-term performance of its parent, Iroquois Gas Transmission System, L.P. (the "Partnership") and thereby to maximize the value of the Partnership. This Plan is based upon "Performance Shares" designed to reflect growth in value of the Partnership over a specified Performance Period.


2.       DEFINITIONS

As used herein, the following terms have the meanings ascribed to them below:

         "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended. The term "Affiliate" when used with reference to the Company or the Partnership includes, without limitation, any employee benefit plan maintained or contributed to by the Company or the Partnership.

         "Board" means the board of directors of the Company.

         "Book Value" per Performance Share in a given fiscal year means an amount equal to (i) the Partner's Equity (i.e., assets of the Partnership minus liabilities of the Partnership) of the Partnership at the end of such year divided by (ii) 1,000,000 (i.e., the assumed number of shares (or Partnership interests) deemed to be outstanding in any given year for purposes of this
Plan); provided, however, that if, during a fiscal year, any capital contributions are made to the Partnership by its partners, the aforementioned assumed number of shares (or Partnership interests) would be increased such that the Partner's Equity per share as of the beginning of the applicable fiscal year would remain unchanged ("Adjusted Assumed Number of Shares"). Book Value shall be determined with reference to the Partnership's audited financial statements for the applicable fiscal year.

         "Cause" means the definition of "cause" as set forth in any written employment agreement between the Participant and the Company or any Affiliate of the Company employing the Participant, or if no such definition exists, termination based upon (i) the willful failure by the Participant in the reasonable discretion of the Board of Directors of the Participant's employer to follow the reasonable directives of such Board of Directors or Participant's supervisor; (ii) the knowing and willful engaging by the Participant in conduct which is materially injurious to the Participant's employer, monetarily; (iii) a conviction of, a plea of nolo contendere, a guilty plea or confession by the Participant to an act of fraud, misappropriation or embezzlement or to a felony;
(iv) the Participant's habitual drunkenness or use of illegal substances; (v) the material breach by the Participant of any material agreement with the Company or any Affiliate of the Company; or (vi) repeated or continuous acts of gross neglect or gross or willful misconduct that directly relate to the business of the Company or any Affiliate of the Company which the Board of Directors of the Participant's employer in its reasonable discretion deems to be good and sufficient cause.

         "Change in Control" means that the Committee has determined that one of the following has occurred with respect to the Company or the Partnership:

         (a) any "person" within the meaning of Sections 13(d) of the Securities and Exchange Act of 1934, as amended, other than the Partnership, any group of existing partners or any Affiliate of the Partnership or the Company, but including any single existing partner of the Partnership, becomes the beneficial owner of (50%) or more of the combined voting power of the Company;

         (b) any "person" within the meaning of Sections 13(d) of the Securities and Exchange Act of 1934, as amended, other than the Partnership, any group of existing partners or any Affiliate of the Partnership or the Company, but including any single existing partner of the Partnership, becomes the beneficial owner of a controlling interest in two or more Voting Blocks of the Partnership (as defined in the Partnership's Partnership Agreement);

         (c) the Partnership or the Company is merged or consolidated with or into another corporation, partnership or other entity other than an Affiliate of the Partnership or the Company and the Partnership or the Company is not the surviving business entity or the Partnership or the Company sells or otherwise disposes of all or substantially all of its assets (including a plan of liquidation) to a person (defined as aforesaid) that is not an Affiliate of the Partnership; or

         (d) there is an underwritten public stock offering of more than 20% of the equity of the Partnership or the Company or any corporation into which the Partnership is rolled into.

         "Committee" means the Human Resources Committee of the Board of Directors of the Company, any successor thereto or, if no such committee exists, the board of directors of the Company.

         "Company" means Iroquois Pipeline Operating Company.

         "Growth Rate Multiplier" means the multiplier that is applied to the aggregate number of Performance Shares granted to a Participant in accordance with Schedule B to this Plan in order to determine the number of Performance Shares that were actually earned by such Participant as of a specified vesting date. Such Growth Rate Multiplier shall be determined by the annualized rate of growth in average bCF system levels between the year immediately preceding the Performance Period and the last year of the Performance Period.

         "Market Value" means the value determined in good faith by the Committee that is equal to either (a) the actual sales price of the entire Partnership where all of the equity interests in the Partnership are sold (regardless of the structure of any such sale) or all or substantially all of the assets of the Partnership are sold, (b) the actual sales price that would be attributable to the sale of the entire Partnership based upon the value of either a portion of equity interests in the Partnership that are sold (regardless of the structure of any such sale) or a portion of the assets of the Partnership that are sold or (c) with respect to a Change in Control that relates to the Company and not the Partnership, the Book Value of the Partnership after giving effect to the receipt by the Partnership of the proceeds attributable to the Change in Control; provided, however, that number obtained under clause (a) and (b) above shall be divided by 1,000,000 (i.e., the assumed number of shares (or Partnership interests) deemed to be outstanding in any given year for purposes of this Plan) and provided, further, that if, during a fiscal year, any capital contributions are made to the Partnership by its partners, the aforementioned assumed number of shares (or Partnership interests) would be increased such that the Partner's Equity per share as of the beginning of the applicable fiscal year would remain unchanged.

         "Payout Amount" has the meaning set forth in Section 4 of the Plan.

         "Performance Factor" means the performance factor that is applied to Book Value in order to value a Performance Share in accordance with Schedule A to this Plan. The Performance Factor is based upon the average return on rate based equity of the Partnership for the Performance Period.

         "Performance Period" means (a) with respect to all grants of Performance Shares other than Start Up Performance Share grants, the five (5) year period commencing at the beginning of the fiscal year in which the applicable Performance Share grant is made and (b) with respect to Start Up Performance Share grants, the three (3) or four (4) year period, as determined by the Committee, commencing at the beginning of the fiscal year in which the Start Up Performance share grant is made.

         "Performance Share" means any performance share granted to a Participant pursuant to this Plan, which share represents a phantom interest in the Partnership which is payable only in cash.

         "Performance Share Dividends" means any dividends or other distributions payable in respect of Partnership interests during the Performance Period divided by the Adjusted Assumed Number of Shares.

         "Performance Share Grant Agreement" means the agreement described in
Section 6 hereof.

         "Partnership" means Iroquois Gas Transmission System, L.P., the owner of all of the issued and outstanding capital stock of the Company.

         "Plan" means the Iroquois Pipeline Operating Company Performance Share Plan as set forth herein.

         "Vested Performance Shares" means the number of Performance Shares that have vested in accordance with Section 7 hereof as of the date that the Payout Amount is calculated minus any vested Performance Shares that were included in determining previous Payout Amounts.


3.       ELIGIBILITY

         The executive officers of the Company and those key employees of the Company or any subsidiary of the Company, whose efforts may have an effect upon the long-term growth and performance of the Partnership and who are selected to participate in the Plan by the Committee, shall participate in this Plan (each, a "Participant"). Except as otherwise provided in Section 7(c) and (d) hereof, in order to receive a Payout Amount a Participant must be an employee of the Company or any subsidiary of the Company (or, if approved by the Committee, an employee of the Partnership or an Affiliate of the Partnership) on the date that Performance Shares relating to such Payout Amount vest.


4.       PERFORMANCE SHARE GRANTS AND CALCULATION OF PAYOUT AMOUNT GENERALLY

         Performance Shares may be granted to Participants in accordance with
Section 6 of the Plan. Performance Shares shall vest in accordance with the vesting schedule specified in Section 7 of the Plan and the applicable Payout Amount shall be paid at the time specified in Section 7 of the Plan.

         The "Payout Amount" is an amount in cash equal to the product of

         (A)      the sum of

                  (i) the product of the Book Value attributable to a Performance Share at the end of the Performance Period multiplied by the Performance Factor and

                  (ii) the aggregate value of all Performance Share Dividends paid during the applicable Performance Period, multiplied by

         (B)      the product of

                  (i) the aggregate number of Vested Performance Shares multiplied by

                  (ii)     the Growth Rate Multiplier.


5.       ADMINISTRATION

         The Plan will be administered by the Committee, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Committee shall consist of two or more directors of the Board. No member of the Committee shall be eligible to participate in the Plan. It is intended that the Directors designated to serve on the Committee shall be "disinterested persons" (within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended) and "outside directors" (within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended); provided, however, that the mere fact that a Committee member shall fail to qualify under either of these requirements shall not invalidate any award made by the Committee which award is otherwise validly made under the Plan.

         The Committee may in its sole discretion grant Performance Shares to Participants. The Committee shall have absolute authority, subject to the express provisions of the Plan, to construe the Performance Share Grant Agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of Performance Share Grant Agreements, which need not be identical, and to make all other determinations in the judgment of the Committee necessary or desirable for the administration of the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any Performance Share Grant Agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Committee shall be liable for any action or determination under the Plan made in good faith. Any director to whom Performance Shares are awarded shall be ineligible to vote upon his or her Performance Share grant, but such Performance Share grant may be awarded to any such director by a vote of the remainder of the directors. Notwithstanding anything to the contrary herein, the Board of Directors of the Company, other than directors who are participants under the Plan or who are otherwise not "disinterested persons" or "outside directors," may, in its sole discretion, at any time or from time to time, administer the Plan, in which case, the term "Committee" as used herein shall be deemed to mean the Board of Directors.


6.       GRANT OF ANNUAL AND START UP PERFORMANCE SHARES

         (a) Annual Performance Share Grants. The Committee may grant Performance Shares to Participants at the beginning of each fiscal year of the Company in such amounts as it determines. The Committee may also grant Performance Shares to a Participant at the time that such Participant is first employed by the Company or any of its subsidiaries or first becomes eligible to participate in this Plan due to a promotion or otherwise regardless of the extent to which the Performance Period has expired.

         The Committee may grant Performance Shares using the form of Performance Share Grant Agreement attached hereto as Exhibit A. Each Performance Share Grant Agreement shall specify:

                  (1) The number of Performance Shares being granted to the Participant;

                  (2)      The Performance Period applicable to the Performance
Shares;

                  (3) The method for calculating Payout Amounts and the timing of the payment of Payout Amounts;

                  (4) That except as otherwise provided in Section 7(d) of the Plan, any unvested Performance Shares held by a Participant shall be forfeited upon the termination of such Participant's employment with the Company or any of its subsidiaries for any reason other than death, disability or retirement;

                  (5) That a Participant's unvested Performance Shares shall automatically vest if (A) after a Change in Control and prior to January 1, 2002, such Participant is terminated without Cause or (B) such Participant is terminated without Cause within one year after a Change in Control that occurs on or after January 1, 2002, and in either case, the applicable Payout Amount shall be paid to the Participant as soon as practicable after such termination; and

                  (6) Such additional terms that are not inconsistent with this Plan as the Committee may determine are appropriate.

         (b) Start Up Performance Share Grants. In fiscal year 1999 the Committee may grant to Participants, in addition to any other Performance Share grants that it makes to such Participants in fiscal year 1999, Performance Shares that have Performance Periods of either three years or four years as determined by the Committee and begin to vest in the fiscal year 1999. Except for the shorter Performance Period and accelerated vesting schedule described in the immediately preceding sentence, the Start Up Performance Shares shall be identical to Performance Shares and the Payout Amount relating to such Start Up Performance Shares shall be calculated in the same manner as the Payout Amount relating to Performance Shares. The form of Performance Share Grant Agreement used for Performance Share grants shall also be used to grant Start Up Performance Shares, except that any such agreement shall specify that (i) the Performance Period for a Start Up Performance Share grant is either three or four years, as determined by the Committee, (ii) the Start Up Performance Shares have accelerated vesting schedules as described above and (iii) the phantom interests being granted are Start Up Performance Shares.


7.       VESTING OF PERFORMANCE SHARES AND PAYMENT OF THE PAYOUT AMOUNT

         (a)      General. Except for Startup Performance Shares granted under
Section 6(b), Performance Shares shall vest according to the following vesting schedule:

                  (i) 50% of the Performance Shares granted to a Participant shall vest as of the last day of Year 3;

                  (ii) an additional 25% of the Performance Shares granted to a Participant shall vest as of the last day of Year 4; and

                  (iii) an additional 25% of the Performance Shares granted to a Participant shall vest as of the last day of Year 5.

"Year 3," Year 4" and "Year 5," respectively mean the third, fourth and fifth consecutive fiscal years following "Year 1," which is the fiscal year in which the applicable Performance Share grant is made and "Year 2," the fiscal year immediately following Year 1.

         (b) Payment of Payout Amount. The Company shall pay a Participant the Payout Amount with respect to Performance Shares that have vested in accordance with Section 7(a) in cash no later than thirty (30) days after the Committee receives audited annual financial statements of the Partnership for the fiscal year in which vesting has occurred.

         (c) Effect of Termination of Employment. Except as otherwise set forth in Section 7(d) below, if, before a Participant's Performance Shares or any part thereof vest, such Participant ceases to be employed by the Company or the Partnership or any Affiliate of the Company or the Partnership for any reason other than death, disability or retirement such unvested Performance Shares shall be forfeited and no Payout Amount shall be paid with respect to such forfeited Performance Shares. In the event of a Participant's death, disability or retirement prior to the full vesting of such Participant's Performance Shares, the Committee may provide in its sole and absolute discretion for the vesting (and related payment of Payout Amounts) of such unvested Performance Shares upon an equitable basis reflecting the performance of the Partnership during the period beginning on the date when such Participant was granted Performance Shares and ending upon the date of disability, death or retirement.

         (d)      Effect of a Change in Control.

                  (i) If (A) after a Change in Control and prior to January 1, 2002, a Participant is terminated without Cause or (B) a Participant is terminated without Cause within one year after a Change in Control that occurs on or after January 1, 2002, then all of such Participant's unvested Performance Shares shall immediately vest and the Payout Amount (calculated as set forth in Section 7(d)(ii)) shall be paid to such Participant in cash as soon as practicable after such Participant's termination.

                  (ii) The Payout Amount in connection with a Change of Control is an amount in cash equal to the product of

                           (A)     the sum of

                                   (i)      the product of the Book Value
                                            attributable to a Performance Share
                                            on the date of the employee
                                            termination multiplied by the
                                            Performance Factor determined for
                                            the period commencing at the
                                            beginning of the fiscal year in
                                            which the applicable Performance
                                            Share grant is made and ending on
                                            the date of the employee termination
                                            and

                                   (ii)     the aggregate value of all
                                            Performance Share Dividends paid
                                            during the period commencing at the
                                            beginning of the fiscal year in
                                            which the applicable Performance

                                            Share grant is made and ending on
                                            the date of the employee
                                            termination, multiplied by

                           (B)     the product of

                                   (i)      the aggregate number of Vested
                                            Performance Shares multiplied by

                                   (ii)     the Growth Rate Multiplier
                                            determined for the period commencing
                                            at the beginning of the fiscal year
                                            in which the applicable Performance
                                            Share grant is made and ending on
                                            the date of the employee
                                            termination.


8.       ADJUSTMENTS

         The Committee may make adjustments from time to time in the number of Performance Shares granted to a Participant or the Book Value or Growth Rate Multiplier in such reasonable manner as the Committee may determine to reflect:

         (a) Any increase or decrease in the number of issued and outstanding shares (or partnership interests) in the Partnership resulting from a subdivision or consolidation of such shares (or partnership interests) or any other capital adjustment, or other increases or decreases in such shares (or partnership interests) effected without receipt of consideration by the Partnership; or

         (b) Material changes in the Partnership's accounting practices or principles; or

         (c) Material acquisitions or dispositions, the effect of which would be to distort earnings, Book Value, Growth Rate Multiplier or Performance Share Dividends; or

         (d) Any other material change relating to the Partnership where the Committee determines in good faith that an adjustment is necessary or appropriate.


9.       AMENDMENT OR TERMINATION OF PLAN

         The Board may amend, suspend or terminate this Plan at any time or from time to time, provided, however, that no amendment, suspension or termination may affect the terms of any then outstanding Performance Shares except with the written consent of the holder thereof and that no amendment may be made which shall materially modify the requirements for eligibility to participate in the Plan.

         The Board may, from time to time, amend or modify the schedules hereto, which are used to calculate the value of the Payout Amount. However, no change may be made which would affect the value of any Performance Shares which have previously been granted but which are not yet vested or paid out.


10.      NO RIGHT OF CONTINUED EMPLOYMENT

         Nothing in this Plan nor in the Performance Share Grant Agreement shall confer any right on a Participant to continue in the employ of the Company or any subsidiary of the Company (or the

Partnership or any Affiliate of the Partnership) or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate a Participant's employment at any time.


11.      TERMS AND CONDITIONS

Performance Share grants shall be subject to the following additional terms and conditions:

         (a) Subject to the provisions of this Plan and the Performance Share Grant Agreement, Performance Shares may not be sold, assigned, transferred, pledged or otherwise encumbered without the prior written consent of the Committee, which consent may be withheld in the Committee's sole discretion.

         (b) Except to the extent otherwise provided herein or any applicable written employment agreement, if a Participant's employment is involuntarily terminated (other than for cause (as determined in good faith by the Committee)), the Committee shall have the discretion to waive in whole or in part any or all remaining payment limitations with respect to any or all of such participant's Performance Shares.

         (c) This Plan shall be governed by the laws of the State of Connecticut without giving effect to the conflict of laws principles thereof.


12.      BINDING EFFECT

         The provisions of this Plan shall be binding upon the legal representatives, successors and assigns of the Company.


13.      GUARANTY.

         By executing this Plan in the space provided below, the Partnership hereby guaranties the performance by the Company of all of the Company's obligations set forth herein and in any Performance Share Grant Agreement entered into by the Company in accordance with this Plan.

                              THE IROQUOIS PIPELINE OPERATING COMPANY


                              By:
                                 -----------------------------------------------
                                 Its President and Chief Executive Officer



                              By:
                                 -----------------------------------------------
                                 Its Vice President and Chief Financial Officer


                              GUARANTEED BY:

                              IROQUOIS GAS TRANSMISSION SYSTEM, L.P.


                              By:
                                 -----------------------------------------------
                                 Name:
                                 Title:

                                                                      SCHEDULE A

                               PERFORMANCE FACTORS



         Average Return on Rate Base Equity over the Performance Period

                       Below      12.4 to      13.0 to     13.4 to      14.5 to      15.5 to      16.5 to      17 to      Above
                       12.4%       12.9%        13.4%       14.4%        15.4%        16.4%        16.9%       17.5%      17.5%
------------------------------------------------------------------------------------------------------------------------------------
    Performance
Factor to value a        0         1.0X         1.3X        1.6X          2.0X         2.3X        2.7X         3.0X       3.0X
Performance Share
------------------------------------------------------------------------------------------------------------------------------------

o Average return on rate base equity is calculated by dividing the sum of the after tax profits of the Partnership for each year in the Performance Period by the sum of the average rate base equity amounts for the years in the Performance Period.

o Performance Factors are not interpolated and rates are rounded up or down to the nearest tenth of a percentage point.

                                                                    SCHEDULE B


  GROWTH RATE MULTIPLIER TO DETERMINE THE NUMBER OF PERFORMANCE SHARES EARNED



                 ------------------------------------
                                         Multiplier

   Annualized    ------------------------------------
                           0%               0.8X
     Growth             to 2.5%
                 ------------------------------------
      Rate                2.6%              0.9X
                        to 3.5%
     in bCF      ------------------------------------
                           3.6%             1.0X
    over the            to 5.0%
                 ------------------------------------
   Performance            5.1%              1.1X
                        to 6.0%
    Period       ------------------------------------
                           6%               1.2X
                       and above
                 ------------------------------------


o bCF is measured as the average of the volumes entering and leaving the Company's system.

o Growth Rate Multipliers are not interpolated and growth rates are rounded up or down to the nearest tenth of a percentage point.

                                                                    SCHEDULE C


           EXAMPLE OF PERFORMANCE SHARE UNIT VALUATION CALCULATIONS


         At Performance Share Payment Date (5 Years from Grant):

         Performance Shares Granted: 100

         Annualized Growth Rate in bCF over the Performance Period: 3.4%

         Average Return on Rate Base Equity over the Performance Period: 15.5%

         Book Value per Performance Share: $185



         Payment Calculation:

         Value of a Performance Share:
         -----------------------------
         185                    x               2.3                        =  $425
         (Book Value)       (Performance Factor from Schedule A)


         Performance Share Dividends:                                      =  $160
         ---------------------------


         Total Value of a Performance Share:                               =  $585
         -----------------------------------


         Number of Performance Shares Earned in the Performance Period:
         --------------------------------------------------------------
         100                    x                .9                        =  90 Performance Shares
         (Targeted Number of Shares)    (Multiplier from Schedule B)                Earned


         Total Payout Amount at the End of the Performance Period:
         ---------------------------------------------------------
         $585                   x                90                        =  $52,650
